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                                                                   Exhibit 10.31

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (I) IN A REGISTRATION OR QUALIFICATION OR (II) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on May 14, 2009

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. GAF5/04-01                                           Shares: 50,000

      THIS CERTIFIES that, subject to the terms and conditions herein set forth, GUNNALLEN FINANCIAL, INC., or its registered assigns (the "HOLDER") is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time or from time to time prior to the time and date set forth above, Fifty Thousand (50,000) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "COMMON STOCK" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "SHARES").

      This Warrant is subject to the following terms and conditions:

      1.)   Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be One and 75/100 Dollars ($1.75). The purchase price of one Share is referred to herein as the "WARRANT PRICE."

      2.)   Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

      (a) Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares of Common Stock or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced, in each case by the ratio which the total number of shares of

      Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

      (b) Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale.

      3.)   No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company.

      4.)   Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

      5.)   Exercise of Warrant. This Warrant may be exercised by the registered
Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check, bank draft or another type of payment acceptable to the Company. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Warrant, written notice of exercise, and payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company will issue the Shares to Holder either in the form of a certificate registered in the name of Holder or by recording such issuance on the Company's

                                       2.

electronic stock records, as may be directed by the Company to its transfer agent and registrar, together with cash in lieu of any fraction of a Share, as provided above.

      6.)   Compliance with Securities Laws and Other Transfer Restrictions. The
Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or applicable state securities laws.

      7.)   Restrictive Legend. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an exemption from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

      8.)   Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense will issue and exchange therefore warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Securities Act.

      9.)   Reserved.

      10.) Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

      11.) Registration Rights. The Holder shall have the registration rights set forth herein:

      (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its shares of Common Stock, either for its own account or the account of a security holder or holders (other than: (i) a registration statement relating to any employee benefit plan of the Company, including but not limited to, Form S-8 under

                                       3.

      the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (the "COMMISSION"); (ii) a registration statement of the Company relating to any corporate reorganization or other transaction under Rule 145, including any registration statements related to the issuance or resale of securities issued in such a transaction, (iii) a registration statement related to the offer and sale of debt securities; and (iv) a registration statement relating to any sale or merger of the Company including, but not limited to, Form S-4 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission), the Company shall;

            (1)   promptly give written notice thereof to the Holder; and

            (2) subject to Section 11(b), include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Shares specified in a written request or requests, made by any Holder within twenty (20) days after receipt of such written notice from the Company. If any Holder decides not to include all of its Shares in such registration, such holder of Shares shall nevertheless continue to have the right to include any Shares in any subsequent registration statements as may be filed by the Company with respect to offerings of its Common Stock, all upon the terms and conditions set forth herein. Such notice sent by the Holder shall state the intended method of disposition of the Shares by the Holder.

      (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 11(a)(1). In such event, the right of any Holder to registration pursuant to this Section 11 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 11(b), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit on a pro rata basis (based on the total number of securities entitled to registration which are held by the Holder and by third parties) the number of Shares to be included in such registration or prohibit any Shares from being included in such underwriting; provided that no such reduction shall be made with respect to securities being offered by the Company for its own account. The Company shall advise all Holders proposing to distribute their Shares through such underwriting of any such limitations, and the number of Shares that may be included in the registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of Shares allocated to any Holder proposing to distribute their securities through such underwriting to the nearest one hundred (100) shares. If any Holder proposing to distribute their securities through such underwriting disapproves of the terms of any such underwriting,

                                       4.

      he may elect, unless otherwise agreed in writing by such Holder, to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      (c) Registration Expenses. Except as expressly provided in this paragraph, the Company shall bear all expenses incurred in connection with each registration pursuant to Section 11, including all registration fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. The Holder shall bear all underwriting discounts, selling commissions, stock transfer taxes and fees of counsel to holders of Shares applicable to the securities included in a registration under Section 11, which expenses shall be borne by the Holder pro rata on the basis of the number of shares so registered.

      (d) Right to Terminate Registration. Notwithstanding any provision herein to the contrary, the Company shall have the right to terminate or withdraw any registration initiated by it under this Section 11, whether or not any Holder has elected to include securities in such registration.

      (e) Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 11, the Company will:

            (1) Keep each Holder advised as to the initiation of each registration, qualification and compliance and as to the completion thereof;

            (2) Prepare and, as soon as practicable, file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the earlier of the sale of the Shares so registered or ninety
                  (90) days subsequent to the effective date of such registration;

            (3) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Shares so registered or nine (9) months subsequent to the effective date of such registration statement;

            (4) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such parties may reasonably request in order to facilitate the public offering of such securities; and

                                       5.

            (5) Use its commercially reasonable efforts to register or qualify the Shares covered by such registration statement under the securities or blue sky laws of such states as the Holders shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Shares so registered or (90) days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Shares in jurisdictions where the Holders desire to effect such sales or other disposition (but the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified).

      (f)   Indemnification.

            (1)   By the Company. For each registration effected pursuant to
                  Section 11 in which the Holder's Shares are included in such registration, the Company will indemnify each Holder, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of
                  Section 15 of the Securities Act, with respect to each registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company expressly for use in connection with such registration by such Holder, controlling person or underwriter. It is agreed that the indemnity agreement contained in this Section 11(f)(1) shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                                       6.

            (2) By the Holder. The Holder will, if Shares held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other holder of securities included in any registration effected pursuant to Section 11(a), each of their officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such holders, such directors, officers, legal counsel, independent accountants, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with information furnished to the Company expressly for use in connection with such registration by such Holder.

            (3)   Procedures. Each party entitled to indemnification under this
                  Section 11(f) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

                                       7.

                  Indemnified Party of a release from all liability in respect to such claim or litigation.

            (4)   Contributions. If the indemnification provided for in this
                  Section 11(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with that which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent.

      (g) Information by Holder. Each Holder of Shares included in any registration shall furnish to the Company such information, including information regarding such Holder, the Shares held by them and the distribution proposed, as the Company may request in writing to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

      (h) Market Stand-Off Agreement. Each Holder agrees that if, in connection with any public offering of securities by the Company, the Company or the underwriters managing the offering so request, the Holder shall not offer to sell, sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus for such offering), as may be requested by the Company or the underwriters; provided, however, in the event that officers and directors of the Company are not required to enter into any market standoff agreement or the term of such officers' and directors' market standoff is less than 180 days, the market standoff terms imposed upon the holder of this Warrant hereunder shall be the same as that entered into by officers and directors. This paragraph shall be binding on all transferees or assignees of Shares, whether or not such persons are entitled to registration rights pursuant to Section 11 hereof.

      (i) Termination of Registration Rights. All rights granted and obligations imposed pursuant to Section 11 of this Agreement shall terminate with respect to all Shares that have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and as to each Holder, at such time as such Holder may sell all of such Holder's Shares which have not been sold as provided above, pursuant to Rule 144 under the Securities Act within any three (3) month period or immediately

                                       8.

      pursuant to Rule 144(k). Provided that the holder has complied with the terms of Rule 144 or Rule 144(k), as applicable, the Company shall provide to the holder of this Warrant (or the underlying shares of Common Stock) or its transfer agent, at its costs and expense, a legal opinion of its counsel so as to allow for the issuance of the underlying shares of Common Stock upon exercise of the Warrant and for the sale by the holder pursuant to Rule 144. All transfer agent fees shall be borne by the Company in connection with a sale pursuant to Rule 144.

      12.) Call Provision. During any period in which the Company is a reporting company under the Securities Exchange Act of 1934, as amended, and the reported closing price of the Company's Common Stock for not less than thirty
(30) consecutive trading days was not less than five (5) times the Warrant Price, the Company shall have the right to call and terminate the Warrant, without paying any additional consideration for the Warrant, and shall deliver written notice to the Holder ("CALL NOTICE") of the effectiveness of the call right. The Holder shall have thirty (30) days from the date of the Call Notice ("CALL PERIOD") during which the Holder may exercise the Warrant. If the Warrant is not exercised during the Call Period, the Holder shall deliver the Warrant to the Company for cancellation. Cancellation of the Warrant shall be effective on the Company's books and records notwithstanding the Holder's failure to deliver the Warrant to the Company for cancellation.

      13.)  Conversion Right.

      (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "CONVERSION RIGHT") at any time prior to its expiration into shares of Common Stock as provided for in this
      Section 13. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Warrant Price) the number of shares of Common Stock ("N") determined based on the formula set forth below.

            N = A - B
                -----
                  C

      For purposes of the Conversion Right, "A" is the aggregate Fair Market Value for the total number of Warrant Shares being exercised immediately prior to the exercise of the Conversion Right, "B" is the aggregate Warrant Price for the Shares in effect immediately prior to the exercise of the Conversion Right, and "C" is the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

      (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of Shares the Holder will purchase pursuant to such conversion and (ii) the name, address and tax identification number of the entity or individual in whose name the Shares are to be issued.

      (c) Upon exercise of the Conversion Right, (i) the Holder will surrender the Warrant, (ii) the Company will promptly deliver to the Holder a certificate or certificates for the

                                       9.

      number of Shares issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

      (d) "FAIR MARKET VALUE" means, with respect to the Company's Common Stock, as of any date:

            (1) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the reported closing price of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

            (2) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting system), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq system, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

            (3) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported by the Nasdaq system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

      14.) No Shareholder Rights. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company prior to exercise of this Warrant.

      15.) No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

      16.) Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's choice of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight

                                      10.

delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

ISSUED this 14th day of May, 2004.

REDLINE PERFORMANCE PRODUCTS, INC.

/s/ Mark A. Payne
-----------------------------
Mark A. Payne
President and CFO

                                      11.

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

Redline Performance Products, Inc.

      The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ____________ shares of the Common Stock, $.01 par value, of Redline Performance Products, Inc. and herewith makes payment of $_____________ therefor, and requests that the certificates for such shares be issued in the name of __________________________ and be delivered to _________________________
whose address is: ___________________________.

Dated: _____________, 20___

________________________________
Warrant Holder

________________________________
Signature

________________________________
Name Typed or Printed

________________________________
Residence Address

________________________________
City, State and Zip Code

________________________________
Mailing Address

________________________________
City, State and Zip Code

________________________________
Telephone Number

________________________________
Facsimile Number

________________________________
Tax Identification Number
or Social Security Number

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)

      For value received, the undersigned hereby sells, assigns and transfer unto __________________________________________ the right represented by the within Warrant to purchase __________ of the shares of common stock, $0.01 par value, of Redline Performance Products, Inc. to which the within Warrant relates, and appoints _____________________ attorney to transfer said right on the books of Redline Performance Products, Inc., with full power of substitution in the premises.

Dated: __________________                _______________________________________
                                         (Signature must conform in all respects
                                         to the name of holder as specified on
                                         the face of the warrant)

                                         (Address)

                                         (City - State - Zip)

In the presence of:

                                CONVERSION NOTICE
              (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                     SET FORTH IN SECTION 13 OF THE WARRANT)

Redline Performance Products, Inc.

      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 13 of such Warrant and to purchase ____________ shares of the Common Stock, $.01 par value, of Redline Performance Products, Inc. and requests that the certificates for such shares be issued in the name of _________________________________ and be delivered to _________________________ whose address is: _________________.

                                                        Dated: __________, 20___

________________________________
Warrant Holder

________________________________
Signature

________________________________
Name Typed or Printed

________________________________
Residence Address

________________________________
City, State and Zip Code

________________________________
Mailing Address

________________________________
City, State and Zip Code

________________________________
Telephone Number

________________________________
Facsimile Number

________________________________
Tax Identification Number
or Social Security Number

                                      14.